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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2003

                         TECHNOLOGY VISIONS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

                                     0-25548
                                     -------
                            (Commission File Number)

                                   84-1001264
                                   ----------
                        (IRS Employer Identification No.)

           5950 La Place Court, Suite 155, Carlsbad, California 92008
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (760) 918-9168
                                 --------------
               Registrant's Telephone Number, Including Area Code

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Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------

            On October 10, 2003, pursuant to the approval of the Board of Directors of Technology Visions Group, Inc. ("Technology Visions"), Technology Visions dismissed the accounting firm of McKennon, Wilson & Morgan LLP as its independent auditors. McKennon, Wilson & Morgan LLP previously issued on March 28, 2003, their report on Technology Visions' balance sheet as of December 31, 2002 and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period ended December 31, 2002, and from the period from inception, January 1, 1995 through December 31, 2002. Further, McKennon, Wilson & Morgan LLP previously issued on April 5, 2002, their report on Technology Visions' balance sheet as of December 31, 2001 and the related statements of operations, stockholders' deficiency and cash flows for each of the two years in the period ended December 31, 2001.

            McKennon, Wilson & Morgan LLP, in their report on Technology Visions' financial statements for the year ended December 31, 2002, stated that there was substantial doubt about Technology Visions' ability to continue as a going concern because it is a development-stage company with no revenues from its intended operations, has recurring losses, and had a working capital deficiency of $431,835 and stockholders' deficiency of $2,758,885 at December 31, 2002. The financial statements did not include any adjustments from this uncertainty. Their report did not contain any other adverse opinion or disclaimer of opinion, or any modification as to uncertainty, audit scope or accounting principles.

            In their report dated April 5, 2002, for the year ended December 31, 2001, McKennon, Wilson & Morgan LLP indicated that there was substantial doubt about Technology Visions' ability to continue as a going concern because Technology Visions is a development-stage company with no revenues from its intended operations, has recurring losses, and had a working capital deficiency and stockholders' deficiency at December 31, 2001. The financial statements did not include any adjustments from this uncertainty. Their report did not contain any other adverse opinion or disclaimer of opinion, or any modification as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the two most recent fiscal years of the registrant and through October 10, 2003, there were no disagreements with the former principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such fiscal years.

            On October 10, 2003, Technology Visions engaged the accounting firm of Kabani & Company, Inc., C.P.A.'s, located in Fountain Valley, CA, as its new independent accountants. Prior to that date, Technology Visions did not consult with Kabani & Company, Inc., C.P.A.'s regarding any accounting matters.

            During Technology Vision's two most recent fiscal years and any subsequent interim period prior to the engagement of Kabani & Company, Inc., neither the company nor anyone on the company's behalf consulted with Kabani & Company, Inc. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on Technology Vision's financial statements or
(ii) any matter that was either the subject of a "disagreement" or a "reportable event."

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Item 7.       Financial Statements and Exhibits
              ---------------------------------

Exhibit 16    Letter from McKennon, Wilson & Morgan LLP

                                   SIGNATURES

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2003                   Technology Visions Group, Inc.

                                              By:  /s/ James B. Lahey
                                                   ------------------
                                              Name:  James B. Lahey
                                              Title: Chief Executive Officer

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